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                               FINANCING AGREEMENT

                                 By and Between

                           LONG ISLAND POWER AUTHORITY

                                       and

                             LIPA ACQUISITION CORP.

                             Dated as of May 1, 1998

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                                TABLE OF CONTENTS
                                                                            Page
                                                                            ----
                                    ARTICLE I

                                   DEFINITIONS

Section 1.1.      Definitions................................................  1

Section 1.2.      Agreement with Bondholders.................................  3

                                   ARTICLE II

                      AGREEMENTS AS TO SYSTEM AND REVENUES

Section 2.1.      Agreement to Finance Acquisition of System and Cost of
                    System Improvements......................................  3

Section 2.2.      Obligation to Make Payments to Authority; Grant of
                    Revenues and Certain Other Security
                  to Authority...............................................  3

Section 2.3.      Powers as to Grant, Conveyance and Transfer and as to
                    Revenues of the System...................................  5

Section 2.4.      Powers as to System and Collection of Revenues.............  5

Section 2.5.      State not Liable with Respect to Note......................  5

                                   ARTICLE III

                                TRANSFER OF FUNDS

Section 3.1.      Application of Bond Proceeds to Pay Costs..................  6

Section 3.2.      Payment From Construction Fund.............................  6

                                   ARTICLE IV

                       DEPOSIT AND APPLICATION OF REVENUES

Section 4.1.      Revenue Fund...............................................  6

Section 4.2.      Subsidiary General Fund....................................  6

Section 4.3.      Application of Revenues After Event of Default.............  7

Section 4.4.      Amounts Remaining..........................................  7


                                      (i)

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                                TABLE OF CONTENTS
                                  (continued)
                                                                            Page
                                                                            ----
                                    ARTICLE V

              REPRESENTATIONS AND WARRANTIES; CONSENT TO ASSIGNMENT

Section 5.1.      Representations and Warranties.............................  7

Section 5.2.      Consent to Assignment......................................  7

Section 5.3.      Incorporation By Reference.................................  8

                                   ARTICLE VI

                                    COVENANTS

Section 6.1.      Rate Covenant..............................................  8

Section 6.2.      Compliance with Report as to System Condition..............  8

Section 6.3.      Operation and Maintenance..................................  9

Section 6.4.      Annual Subsidiary Budget...................................  9

Section 6.5.      Compliance with Agreements; Tax Exemption.................. 10

Section 6.6.      Compliance with Resolution................................. 10

Section 6.7.      Enforcement of Rules and Regulations....................... 10

Section 6.8.      Books, Records and Accounts................................ 10

Section 6.9.      Liens...................................................... 11

Section 6.10.     Compliance with Law........................................ 11

Section 6.11.     Insurance.................................................. 11

Section 6.12.     Covenant Regarding Additional System Agreements............ 11

Section 6.13.     Limitations on Operating Expenses and Costs of Major
                    Renewals and Replacements................................ 12

Section 6.14.     Maintenance of Existence................................... 12

Section 6.15.     Disposition of Property.................................... 12

Section 6.16.     Competitive Facilities..................................... 13

Section 6.17.     Payment of Lawful Charges.................................. 13

Section 6.18.     Further Assurances......................................... 13

Section 6.19.     No Additional G&R Bonds.................................... 13

Section 6.20.     Tax Rulings................................................ 14


                                      (ii)

                                TABLE OF CONTENTS
                                  (continued)
                                                                            Page
                                                                            ----
                                   ARTICLE VII

                             AGREEMENT OF THE STATE

Section 7.1.      Agreement of the State..................................... 14

                                  ARTICLE VIII

                         EVENTS OF DEFAULT AND REMEDIES

Section 8.1.      Events of Default.......................................... 14

Section 8.2.      Remedies .................................................. 15

Section 8.3.      Remedies Not Exclusive..................................... 15

                                   ARTICLE IX

                                   TERMINATION

Section 9.1.      Termination................................................ 16

                                    ARTICLE X

                           AMENDMENTS TO THE AGREEMENT

Section 10.1.     Amendments to Agreement; Consents.......................... 16

Section 10.2.     Consent of Trustee......................................... 16

                                   ARTICLE XI

                             INDEMNITY OF AUTHORITY

Section 11.1.     Indemnity by Subsidiary.................................... 17

                                   ARTICLE XII

                                  MISCELLANEOUS

Section 12.1.     Conflicts.................................................. 17


                                     (iii)

                                TABLE OF CONTENTS
                                  (continued)
                                                                            Page
                                                                            ----
Section 12.2.     Assignment................................................. 17

Section 12.3.     No Waiver.................................................. 18

Section 12.4.     Notices ................................................... 18

Section 12.5.     Separability............................................... 18

Section 12.6.     Headings .................................................. 18

Section 12.7.     Governing Law.............................................. 18

Section 12.8.     Payments on Saturdays, Sundays and Holidays................ 18

Section 12.9.     Obligation for Payment Absolute............................ 18

Section 12.10.    Counterparts............................................... 18

Section 12.11.    Date of Agreement.......................................... 19

Exhibit A -Schedule of Outstanding Subsidiary Unsecured Debt.................A-1

Exhibit B -Form of Disbursement Request......................................B-1

Exhibit C -Form of Subsidiary Note...........................................C-1


                                      (iv)

                               FINANCING AGREEMENT

      FINANCING AGREEMENT, dated as of May 1, 1998, by and between the LONG ISLAND POWER AUTHORITY (the "Authority"), a corporate municipal instrumentality of the State of New York (the "State"), and the LIPA ACQUISITION CORP. (the "Subsidiary"), a New York business corporation and a wholly-owned subsidiary of the Authority.

      The parties hereto mutually agree as follows:

                                    ARTICLE I

                                   DEFINITIONS

      Section 1.1. Definitions. Capitalized terms used and not otherwise defined herein shall have the respective meanings accorded such terms in the General Bond Resolution. The terms set forth in this Section shall have the meanings ascribed to them for all purposes of this Financing Agreement unless the context clearly requires otherwise. Words in the singular shall include the plural, and words in the plural shall include the singular, where the context so requires.

      "Annual Subsidiary Budget" shall mean the annual budget of the Subsidiary, as amended or supplemented, adopted or in effect for a particular Fiscal Year, as provided in Section 6.4.

      "Authority Obligations" shall mean, collectively, all Bonds and other bonds, notes or other evidences of indebtedness for money borrowed of the Authority, Parity Reimbursement Obligations, Parity Contract Obligations and Subordinated Indebtedness, but shall not include debt of the Authority not secured by the Trust Estate.

      "Debenture Indentures" shall mean the Indenture dated as of November 1, 1986, between LILCO and The Connecticut Bank and Trust Company, National Association, as amended and supplemented, and the Indenture dated as of November 1, 1992, between LILCO and Chemical Bank, as amended and supplemented.

      "Disbursement Request" shall mean the written request signed by an Authorized Representative of the Subsidiary and required to be delivered to the Authority pursuant to Section 3.2 hereof to effect disbursements from the Construction Fund, in substantially the form set forth in Exhibit B hereto.

      "Financing Agreement" shall mean this Financing Agreement, dated as of May 1, 1998, by and between the Authority and the Subsidiary, as from time to time hereafter amended or supplemented in accordance with the provisions hereof and of the Resolution.

      "Fiscal Year" shall mean the twelve-month period commencing on January 1 of each year; provided, however, that the Authority and the Subsidiary may, from time to time, mutually agree on a different twelve-month period as the Fiscal Year, in which case January 1, when used herein with reference to Fiscal Year, shall be construed to mean the first day of the first calendar month of such different Fiscal Year.

      "G&R Bonds" shall mean any bonds authenticated and delivered, and outstanding from time to time, under the G&R Indenture.

      "G&R Indenture" shall mean the General and Refunding Indenture dated as of June 1, 1975 between LILCO and Manufacturers Hanover Trust Company, as supplemented and amended.

      "LILCO"  shall  mean  the  Long  Island  Lighting  Company,   a  New  York
corporation.

      "Note" shall mean the promissory note or notes of the Subsidiary delivered in accordance with Section 2.1 hereof.

      "Outstanding Subsidiary Unsecured Debt" shall mean any indebtedness of the Subsidiary outstanding as of the date on which the merger and related transactions between the Authority and LILCO provided for by the Acquisition Agreement are completed, as more particularly described in Exhibit A hereto.

      "Property Tax Settlement" shall mean the agreement by the Authority to finance a program of rebates and credits to System customers in respect of the amounts otherwise payable by Suffolk County, the Town of Brookhaven and certain other municipalities within Suffolk County as refunds of taxes and payments in lieu of taxes relating to the Shoreham Nuclear Power Plant.

      "Reimbursement Agreement" shall mean that certain Reimbursement Agreement entered into by the Authority, dated as of May 1, 1998, in connection with the Authority's issuance of its Electric System Subordinated Revenue Bonds, 1998 Series 1, 2, 3, 4, 5 and 6.

      "Resolution" shall mean, collectively, the bond resolution adopted by the Authority on May 13, 1998, authorizing, among other things, the issuance of the Bonds from time to time (together with all supplemental resolutions thereto, and other resolutions contemplated thereby, the "General Bond Resolution") and, with respect to other bonds, notes or other evidences of indebtedness of the Authority, any other resolution, trust indenture or similar document, in each case as the same is amended or supplemented pursuant to the terms thereof.

      "Subsidiary" initially shall mean LIPA Acquisition Corp. and, following the merger of LIPA Acquisition Corp. into LILCO, shall mean LILCO as the surviving corporation following such merger, and any successor thereto and assignee thereof permitted hereunder.

      "Subsidiary Debentures" shall mean any "Bonds" as defined in the Debenture Indentures.

      "Subsidiary General Fund" shall mean the special fund by that name established by the Subsidiary and held by a bank, trust company or banking association designated by the Subsidiary to act as a depository for the general funds of the Subsidiary.


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

      "System Manager" initially means, collectively, MarketSpan TD Management, LLC as Manager under the Management Services Agreement and MarketSpan Energy Management, LLC as Energy Manager under the Energy Manager Agreement, and thereafter means any person, company or entity who signs an agreement to operate some or all of System or System-related activities on behalf of the Subsidiary.

      "Transferee Promissory Notes" shall mean the Promissory Notes (as defined in the Acquisition Agreement) of the Transferee Subsidiaries (as defined in the Acquisition Agreement).

      Section 1.2. Agreement with Bondholders. Subject in all respects to the provisions of Article X hereof, the Authority and the Subsidiary agree that this Agreement is executed in part to induce the purchase or entering into by others of Authority Obligations issued or entered into from time to time, and all representations, warranties, covenants and agreements contained in this Financing Agreement are declared to be for the benefit of the holders of Authority Obligations or other parties thereto.

                                   ARTICLE II

                      AGREEMENTS AS TO SYSTEM AND REVENUES

      Section 2.1. Agreement to Finance Acquisition of System and Cost of System Improvement. The Authority agrees to finance (i) the acquisition of all outstanding LILCO common stock in accordance with the Acquisition Agreement,
(ii) the payment of a portion of the redemption price of certain preferred stock of LILCO in accordance with the Acquisition Agreement, (iii) the Property Tax Settlement, (iv) the retirement of certain outstanding debt of LILCO, (v) the purchase of certain interest rate hedges entered into in anticipation of the issuance of the Acquisition Debt, and (vi) capital expenditures and other purposes of the initial Series of Bonds, and, thereafter, to use its best efforts to finance all or a part of the Cost of System Improvements, by the issuance of Authority Obligations from time to time in accordance with the Resolution, in each case unless and to the extent funded from other sources. The Authority and the Subsidiary agree that the issuance of Authority Obligations, including the issuance of Authority Obligations for the purpose of refunding
Authority Obligations or Outstanding Subsidiary Unsecured Debt in accordance with this Section 2. 1 and the Resolution, shall be deemed to constitute a loan to the Subsidiary. The obligation of the Subsidiary to repay such loan and to make payments in accordance with Section 2.2(a) shall be evidenced by the delivery of the Note, which shall be substantially in the form of Exhibit C hereto.

      Section 2.2. Obligation to Make Payments to Authority; Grant of Revenues and Certain Other Security to Authority. (a) On or before one business day prior to each due date for the payment of the principal of and redemption price, if any, or interest on, or other payments required under, or with respect to, Authority Obligations, until the same shall have been paid in full or provision for the payment thereof in full shall have been made in accordance with the Resolution or any other document entered into by the Authority in connection therewith, or the provisions thereof, the Subsidiary shall make or cause to be made payments to the Authority in an amount which, when added to any moneys then on deposit under the Resolution


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

and available therefor, including any dividends theretofore paid to the Authority and held thereunder, shall be equal to the amount payable on such due date with respect to the Authority Obligations, as provided in the Resolution, including amounts due for the payment of the principal of and sinking fund installments and premium, if any, and interest on the Bonds, which payment obligations are evidenced by the Note. In addition, the Subsidiary shall pay or cause to be paid to the Authority, as and when the same shall become due, all other amounts due and payable by it under the Resolution and all other documents entered into by the Authority in connection with the Authority Obligations, together with interest thereon at the then applicable rate. The principal amount from time to time due and owing under the Note and the scheduled amortization thereof and related interest rates (or the method of determining the same) shall be evidenced by the periodic delivery to the Subsidiary of a certificate of an Authorized Representative of the Authority setting forth the same.

      Outstanding Subsidiary Unsecured Debt shall be paid pursuant to and in accordance with the Resolution and the respective resolutions, indentures or similar instruments authorizing and providing for the issuance thereof.

      (b) In consideration of the promises and agreements of the Authority contained herein and in consideration of the issuance or entering into of the Authority Obligations and application of the proceeds thereof for the purposes specified in Section 2.1 hereof, and in order to assure a source of payment of and security for the Note and all amounts payable by the Authority under the Resolution or any other document entered into by the Authority in connection with Authority Obligations, including without limitation the Bonds, the Subordinated Indebtedness, Required Deposits, deposits in respect of the Rate Stabilization Fund and such other payments as are to be made from Revenues in accordance with the Resolution, the Subsidiary hereby gives, grants, conveys and transfers to the Authority all of its right, title and interest in and to the Revenues and the Transferee Promissory Notes, including all of its rights to collect and receive the same, subject only to the provisions of this Financing Agreement and the Resolution permitting the application thereof for or to the purposes and on the terms and conditions herein and therein set forth, and pledges and grants a security interest in the same to the Authority and to each Trustee under the Resolution for the benefit of the holders of Authority Obligations.

      (c) In consideration of the promises and agreements of the Authority contained herein and in consideration of the issuance or entering into of the Authority Obligations and application of the proceeds thereof for the purposes specified in Section 2. 1 hereof, and in order to assure a source of payment of and security for the payment obligations of the Authority hereunder and under the Note, the Subsidiary hereby further pledges and assigns to the Authority, and grants to the Authority a security interest in, the System Agreements, subject however to the right and obligation of the Subsidiary to exercise its rights and to carry out its obligations and duties thereunder, and further subject to the terms of this Financing Agreement and the Resolution, the right and obligation to enforce or realize upon its rights and interests in the System Agreements.

      (d) The pledges of subsections (b) and (c) shall be valid and binding from the time when it is made, and the liens of such pledges shall be valid and binding as against all parties having claims of any kind in tort, contract or otherwise against the Subsidiary,


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

irrespective of whether such parties have notice thereof. The Revenues, moneys and proceeds received by the Subsidiary shall immediately be subject to the lien of such pledges without any physical delivery or further act.

      Section 2.3. Powers as to Grant, Conveyance and Transfer and as to Revenues of the System. (a) The Subsidiary is and will be authorized under the Act and all applicable laws to grant, convey and transfer the Revenues, and to pledge and assign the System Agreements and other moneys, securities and funds and the rights under contracts purported to be granted, conveyed and transferred by this Financing Agreement, in the manner and to the extent provided in this Financing Agreement and the Resolution. The Revenues, the System Agreements and other moneys, securities and funds and the rights under contracts so granted, conveyed, pledged and transferred are and will be free and clear of any pledge, lien, charge or encumbrance thereon or with respect thereto prior to, or of equal rank with, the pledge created or authorized by the Resolution, and all corporate action on the part of the Subsidiary to that end has been duly and validly taken. The Subsidiary shall at all times, to the extent permitted by law, defend, preserve and protect the pledge of the Revenues, the System Agreements and other moneys, securities and funds and the rights under the contracts pledged under this Financing Agreement and the Resolution and all the rights of the Authority and the Bondholders under this Financing Agreement and the Resolution against all claims and demands of all persons whomsoever.

      (b) Subject to the provisions of Section 6.15 hereof, upon consummation of the merger of LIPA Acquisition Corp. with and into LILCO, the Subsidiary will be, and so long as any Authority Obligations remain outstanding will at all times continue to be, the owner of the System. Accordingly, all acts and things required to be done or performed by the Subsidiary with respect to the System hereunder shall be deemed to be acts and things which the Subsidiary will cause to be done or performed by the Subsidiary or any person acting on behalf of the Subsidiary.

      (c) The Subsidiary shall, so long as any Authority Obligations remain outstanding, perform all acts and duties required to be performed by it with respect to the System Agreements, and shall not permit any rescission or termination or amendment thereof, or otherwise take any action under or in connection with either, not expressly provided for by the terms thereof, which will in any manner impair or adversely affect the rights of the Subsidiary thereunder, or the rights or security of the holders of or parties to Authority Obligations under the provisions thereof or of the Resolution, and any action by the Subsidiary in violation of this covenant shall be null and void as to the Subsidiary.

      Section 2.4. Powers as to System and Collection of Revenues. So long as any Authority Obligations remain outstanding, the Subsidiary shall have or shall use its best efforts to obtain good right and lawful authority to maintain, operate and improve the System; to impose and collect such fees, rates, rents and charges for the use or services of the System as are established from time to time by the Authority in accordance with the Resolution and the Act; and to demand and collect all Revenues becoming due to it for the use or services of the System.

      Section 2.5. State not Liable with Respect to Note. The Note and other obligations of the Subsidiary under this Agreement shall not be a debt of the State or of any municipality, and neither the State nor any municipality shall be liable thereon. Neither the credit, the revenues nor the taxing power of the State or of any municipality shall be, or shall be deemed to be, pledged to the payment of the Note or other obligations of the Subsidiary.

                                  ARTICLE III

                                TRANSFER OF FUNDS

      Section 3.1. Application of Bond Proceeds to Pay Costs. The proceeds of the issuance of Bonds shall be deposited by the Authority in accordance with the provisions of the Resolution and the applicable provisions of the Supplemental Resolution authorizing such Bonds, and the proceeds of other bonds, notes or other evidences of indebtedness of the Authority shall be deposited and applied in accordance with the provisions of the resolution, trust indenture or similar document authorizing and providing therefor; provided, however, that the portion of proceeds which is to be used to pay the Costs of System Improvements shall be held only in the Construction Fund unless the Authority and the Subsidiary shall otherwise agree.

      Section 3.2. Payment From Construction Fund. The Costs incurred by the Subsidiary with respect to System Improvements shall be evidenced to the Authority by a certificate signed by an Authorized Representative of the Subsidiary. Each such certificate shall contain the information required to be set forth in a Disbursement Request. Upon receipt of such certificate the Authority shall pay or cause to be paid to the person entitled thereto amounts sufficient to pay all such certified Costs. Neither the Authority nor the Trustee shall be required to provide funds to pay the Costs of System Improvements from any source other than the Construction Fund and no such funds shall be required to be paid to the Subsidiary by the Authority or the Trustee in excess of the amounts set aside therefor in the Construction Fund.

                                   ARTICLE IV

                       DEPOSIT AND APPLICATION OF REVENUES

      Section 4.1. Revenue Fund. All Revenues, as promptly as practicable after receipt thereof by or on behalf of the Subsidiary, shall be deposited by the Subsidiary or by any System Manager into the Revenue Fund. Without limiting the generality of the foregoing, the Subsidiary shall take such actions as it shall determine necessary and appropriate to assure that the Manager complies with
Section 4.9(D) of the Management Services Agreement and that the Energy Manager complies with Section 6.2.2 of the Energy Management Agreement. All Revenues held by or for the Subsidiary shall be deemed to be held in trust for the Authority pending their deposit into the Revenue Fund.

      Section 4.2. Subsidiary General Fund. There shall be deposited in the Subsidiary General Fund all amounts received by the Subsidiary from the Authority or the Trustee pursuant to the Resolution for the purpose of paying Subsidiary Expenses and any necessary and proper renewals, replacements and extensions to the System or, as provided in Section 6.17, PILOTs. All amounts in the Subsidiary General Fund shall be held in trust by the Subsidiary and applied only as provided herein, in the Act or in the Resolution. Amounts on deposit in the Subsidiary General Fund shall be applied by the Subsidiary solely for the payment of Subsidiary Expenses, or any such renewals, replacements or extensions, or PILOTs.

      Section  4.3.   Application  of  Revenues  After  Event  of  Default.  The
Subsidiary covenants that if an "Event of Default", as defined in the Resolution, shall occur, the Subsidiary, upon demand of the Trustee, shall pay over or cause to be paid over to the Trustee all moneys and securities then held by the Subsidiary or by any System Manager in the Subsidiary General Fund, and thereafter, as promptly as practical, the Revenues, for application in accordance with Section 1003 of the General Bond Resolution.

      Section 4.4. Amounts Remaining. Any amounts received or held by the Authority or the Trustee pursuant to the provisions of the Resolution or this Financing Agreement after all Authority Obligations have been paid in full or are no longer outstanding pursuant to the provisions thereof and of the Resolution, and after payment of all other obligations and expenses of the Authority or provision for payment thereof in full has been made in accordance with the provisions thereof and of the Resolution, shall be paid to the Subsidiary.

                                   ARTICLE V

                         REPRESENTATIONS AND WARRANTIES;
                              CONSENT TO ASSIGNMENT

      Section 5.1. Representations and Warranties. The Subsidiary makes the following representations and warranties as the basis for the undertakings on its part herein contained:

            (a) It is a New York business corporation duly organized and validly existing under the laws of the State, and has full power and authority:

                  (i) to own the  System  and to carry out its  purposes  in the manner proposed to be conducted pursuant to this Agreement; and

                  (ii) to execute,  deliver and perform,  and observe all of the terms and provisions of, this Financing Agreement and all System Agreements in effect as of the date hereof.

            (b) The execution, delivery and performance of this Agreement have been duly authorized by all necessary action on the part of the Subsidiary.

            (c) The Subsidiary has duly and lawfully adopted, and there are now in force and effect, by-laws relating to the Subsidiary.

      Section 5.2. Consent of Assignment. The lien on the Revenues created by and pursuant to the Resolution and the Act is made for the benefit of the Authority and holders of and parties to Authority Obligations. The Subsidiary hereby consents to the assignment by the Authority to the Bondholders of the benefits and rights of the Authority provided by this Financing Agreement, including, without limitation, the lien upon the Revenues created by and pursuant to this Financing Agreement, the Resolution and the Act and the pledge and agreement of the State included herein pursuant to Section 1020-o of the Act and set forth in Section 7.1 hereof, to the extent set forth in or pursuant to, or as permitted by, the Resolution.

      Section 5.3. Incorporation By Reference. The Subsidiary hereby makes with respect to itself each and every representation and warranty made with respect to the Subsidiary by the Authority in Article IV of the Reimbursement Agreement.

                                   ARTICLE VI

                                    COVENANTS

      Section 6.1. Rate Covenant. (a) The Subsidiary and the Authority hereby covenant and agree that fees, rates, rents, charges and surcharges for the use of, or services furnished, rendered or made available by, the System shall be established by the Authority in accordance with the Resolution and the Act such that such fees, rates, rents, charges and surcharges shall be adequate, together with any other available funds, to provide for, among other things, (i) the timely payment of the Principal Installments of and interest on all Bonds, the principal of and interest on any other Authority Obligations payable from Revenues, and the principal of and interest on the Outstanding Subsidiary Unsecured Debt, (ii) the proper operation and maintenance of the System, (iii) all other payments required for the System not otherwise provided for and (iv) all other payments required pursuant to this Agreement and any System Agreements.

      (b) If the periodic review of System fees, rates, rents, charges and surcharges conducted by the Authority in accordance with Section 701 of the General Bond Resolution, or the report prepared pursuant to Section 702 of the General Bond Resolution, indicates that such rates, fees, rents, charges and surcharges are, or will be, insufficient to meet the requirements of Section 701 of the General Bond Resolution, the Subsidiary, in accordance with the directions, if any, of the Authority, shall promptly take and diligently pursue all necessary actions within its reasonable control to cure or avoid any such deficiency.

      (c) Except to the extent required by law, the Subsidiary will not furnish or supply or cause to be furnished or supplied any product, use or service of the System free of charge (or at a nominal charge) to any person, firm or corporation, public or private unless and to the extent the Authority shall have determined that other adequate consideration has been or is expected to be received by the Subsidiary in connection therewith, and the Subsidiary will use reasonable efforts to enforce or cause to be enforced the payment of any and all amounts owing to the Subsidiary for use of the System in accordance with Section
6.7 hereof.

      (d) Nothing contained in this Financing Agreement shall be deemed to limit or restrict the right or obligation of the Authority or the Subsidiary to comply with any covenant relating to rates to be charged for the use of, or services provided by, the System which may be made with the holders of or parties to Authority Obligations in accordance with the Act.

      Section 6.2. Compliance with Report as to System Condition. (a) The Subsidiary covenants that if any report prepared in accordance with Section 702 of the General Bond Resolution shall set forth that the properties of the System have not been maintained in good repair and sound operating condition, it will restore the properties or cause the properties to be restored to good repair and sound operating condition as promptly as practicable.

      (b) The Subsidiary further covenants that (i) the Authority, the Consulting Engineer, if any, and the Rate Consultant, if any, shall at all times have free access to all properties of the System and every part thereof for the purposes of inspection and examination, and (ii) its books, records and accounts may be examined by the Authority, such Consulting Engineer and such Rate Consultant at all reasonable times.

      Section 6.3. Operation and Maintenance. The Subsidiary hereby covenants that it shall, at all times:

            (a) In accordance with the advice and recommendations set forth in the reports prepared from time to time in accordance with Section 702 of the General Bond Resolution, operate the System properly and in a sound and economical manner and shall maintain, preserve, and keep the same preserved and kept with the appurtenances and every part and parcel thereof, in good repair, working order and condition, and shall from time to time make, or cause to be made, all necessary and proper repairs, replacements, renewals and extensions so that at all times the operation of the System may be properly and advantageously conducted; provided, however, that nothing herein contained shall require the Subsidiary to operate, maintain, preserve, repair, replace, renew or reconstruct any part of the System if, in the case of any part of the System having a market value of greater than $1 million, there shall be filed with the Subsidiary, the Authority and the Trustee a certificate of an Authorized Representative of the Subsidiary stating that in the opinion of the Subsidiary abandonment of operation of such part of the System will not adversely affect the operation of the System or impair the ability of the Subsidiary and the Authority to comply with the provisions of Section 6.1 hereof and Section 701 of the General Bond Resolution;

            (b) enforce the rules and regulations governing the operations, use and services of the System established from time to time by the Subsidiary or the Authority; and

            (c) observe and perform all of the terms and conditions contained in the Act, and comply with all valid acts, rules, regulations, orders and directions of any legislative, executive, administrative or judicial body having competent jurisdiction of the Subsidiary or the System; provided, however, that the failure of the Subsidiary to comply with the covenant contained in this subsection (c) for any period shall not constitute a default on its part so long as the Subsidiary (i) is taking reasonable and timely steps to achieve compliance and (ii) the Subsidiary shall have delivered to the Trustee and to the Authority a Certificate of an Authorized Representative of Subsidiary which (1) sets forth in reasonable detail the facts and circumstances attendant to such non-compliance, (2) sets forth the steps being taken by the Subsidiary to achieve compliance,
      (3) sets forth the estimated date on which the Subsidiary will be in compliance and (4) states that in the opinion of such Authorized Representative such noncompliance during the period described will not adversely affect the operation of the System or the amount of Revenues to be derived therefrom.

      Section 6.4. Annual Subsidiary Budget. Not less than thirty (30) days prior to the beginning of each Fiscal Year commencing with Fiscal Year 1999, the Subsidiary shall file with the Authority and the Trustee an Annual Subsidiary Budget for the ensuing Fiscal Year which shall set forth in reasonable detail the estimated Revenues, Subsidiary Expenses and renewals, replacements and extensions for the System for such year. Such Annual Subsidiary Budget also may set forth such additional material as the Subsidiary may determine or the Authority shall request. At the end of each quarter, the Subsidiary shall review its estimates for such Fiscal Year, and in the event such estimates do not substantially correspond with actual Revenues or Subsidiary Expenses, or if there are at any time during any such Fiscal Year extraordinary receipts or payments of unusual costs, the Subsidiary shall prepare an amended Annual Subsidiary Budget for the remainder of the then current Fiscal Year. The Subsidiary also may at any time adopt an amended Annual Subsidiary Budget for the remainder of the then current Fiscal Year.

      Section 6.5. Compliance with Agreements; Tax Exemption. (a) The Subsidiary hereby covenants with the Authority that it shall take all such actions or refrain from taking all such actions, as the case may be, so as to comply with the terms and provisions of this Financing Agreement and the Resolution. The Authority hereby covenants with the Subsidiary that it shall take all such actions or refrain from taking any such actions, as the case may be, so as to comply with the terms and provisions of the Resolution and this Financing Agreement.

      (b) The Subsidiary hereby covenants with the Authority, so long as any Bonds or other Authority Obligations, issued with the intent that the interest thereon not be included in gross income for Federal income tax purposes, shall be outstanding, that it will not take any action, or fail to take any action, which, if taken or not taken, as the case may be, would adversely affect the tax-exempt status of the interest payable on any such Bonds or other Authority Obligations.

      Section 6.6. Compliance with Resolution. The Subsidiary shall take all such actions and refrain from taking all such actions, as the case may be, and otherwise shall operate the System as shall ensure their compliance, and the compliance of the Authority, with the terms and provisions of the Resolution, or any other agreement entered into by the Authority in connection with the financing or operation of the System and which shall, by its terms, directly or indirectly apply to the Subsidiary.

      Section 6.7. Enforcement of Rules and Regulations. The Subsidiary shall enforce or cause any System Manager of the System to enforce the rules and regulations providing for discontinuance of or disconnection from the provision of electric service, for non-payment of fees, rates, rents or other charges imposed by the Authority and the Subsidiary, provided that such discontinuance or disconnection shall not be carried out except in the manner and upon notice consistent with Section 1020-cc of the Act as in effect on the date hereof.

      Section 6.8. Books, Records and Accounts. (a) If the Authority so requests, the Subsidiary shall provide to the Authority such reports concerning the System as may be required by the Authority.

      (b) Each of the Authority and the Subsidiary shall keep or cause to be kept, proper books of record and account in which complete and correct entries shall be made of all transactions relating to their corporate purposes under the Act and this Agreement.

      Section 6.9. Liens. Until all Authority Obligations have been paid in full or provision has been made therefor in accordance with the Resolution, the Subsidiary shall not create, and, except to the extent permitted under Section
6.17 hereof and to the extent it has the power to do so, shall not permit to be created, any lien upon or pledge of the System, any real or personal properties comprising any part of the System, or the Trust Estate including but not limited to the Revenues, except the lien and pledge thereon created by this Financing Agreement, the Resolution, and the Act.

      Section 6.10. Compliance with Law. The Authority and the Subsidiary hereby covenant and agree each for itself that it will observe and perform all of the terms and conditions contained in the Act, and comply with all valid laws, acts, rules, regulations, orders and directions of any legislative, executive, administrative or judicial body having competent jurisdiction over its property or affairs.

      Section 6.11. Insurance. (a) The Subsidiary shall maintain or cause the System Manager to maintain with responsible insurers all insurance required and reasonably obtainable in the amounts and of the types customarily maintained by electric utilities consistent with prudent utility practice, to indemnify for loss of or damage to the System, and against public and other liabilities relating to the operations of the Subsidiary and the System.

      (b) The Subsidiary shall also maintain or cause to be maintained any additional or other insurance which is required by the System Agreements.

      (c) Any insurance required to be maintained by this Section shall be in the form of policies or contracts for insurance with insurers of good standing qualified to do business in the State and shall be payable to the Authority, the Subsidiary, or the Trustee, as their interests may appear.

      (d) Any insurance procured and maintained by the Subsidiary pursuant to this Section, including any blanket insurance policy, may include reasonable deductibles.

      (e) No provision of this Section shall be construed to prohibit the Subsidiary from self-insuring against any risk at the recommendation of an insurance consultant chosen by or acceptable to an Authorized Representative of the Subsidiary; provided, however, that the Subsidiary shall provide adequate funding of such self-insurance if and to the extent recommended by such insurance consultant.

      (f) The Subsidiary shall file with the Trustee annually a Certificate of an Authorized Representative of the Subsidiary setting forth (i) a description in reasonable detail of the insurance then in effect pursuant to the requirements of this Section and that the Subsidiary has complied in all respects with the requirements of this Section, and (ii) whether during such year any portion of the System having a book value greater than $2 million has been damaged or destroyed and, if so, the amount of insurance proceeds covering such loss or damage and specifying the Subsidiary's reasonable and necessary costs of reconstruction or replacement thereof.

      Section 6.12. Convenant Regarding Additional System Agreements. Any additional System Agreement executed by the Subsidiary shall contain such terms and conditions as will enable the Subsidiary to retain such overall supervision and control of the business, design, operating, management, transportation, maintenance, planning and research and development functions of the System as may be required by law, this Financing Agreement or the Resolution.

      Section 6.13. Limitations on Operating Expenses and Costs of Major Renewals and Replacements. The Subsidiary shall not incur or allow any System Manager to incur Operating Expenses or costs of major renewals, replacements and extensions for the System in any year in excess of the reasonable and necessary amount of such Operating Expenses or costs, respectively, and, except as may be necessary to respond to emergency conditions and to assure the continuing operation of the System, shall not expend or cause to be expended any amount from the Subsidiary General Fund for Operating Expenses or from the Construction Fund for costs of major renewals, replacements and extensions for the System for such year in excess of the respective amounts provided therefor in the Annual Subsidiary Budget as originally adopted or as amended.

      Section 6.14. Maintenance of Existence. (A) Except as set forth in Sections 6.14(B) and (C) hereof, the Subsidiary covenants and agrees that during the term of this Financing Agreement it will maintain its existence as a corporation, will continue to be a corporation either organized under the laws of or duly qualified to do business in the State, will not dissolve or otherwise dispose of all or substantially all of its assets and will not consolidate with or merge into one or more other entities or permit one or more other entities to consolidate with or merge into it.

      (B) The Company may, however, without violating the agreements contained in this Section, consolidate with or merge into one or more other entities or permit one or more other entities to consolidate with or merge into it, or sell or otherwise transfer to one or more other entities all or substantially all of its assets as an entirety and thereafter liquidate or dissolve, if (a) the Subsidiary is the surviving, resulting or transferee entity, or (b) in the event the Subsidiary is not the surviving, resulting or transferee entity, such entity
(i) is solvent, and either organized under the laws of or duly qualified to do business subject to service or process in the State, (ii) assumes in writing all of the obligations of the Subsidiary herein and (iii) is either the Authority or is wholly owned by the Authority, and (c), in either event, the Trustee shall have been furnished (1) an Opinion of Bond Counsel to the effect that under then existing statutes and court decisions, such consolidation, merger, sale or transfer does not adversely affect the exclusion of interest on any obligations of the Authority then outstanding the interest on which is excluded from gross income for federal income tax purposes, and (2) written confirmation from each Rating Agency to the effect that such consolidation, merger, sale or transfer, in and of itself, will not result in a withdrawal, suspension or downward revision of the rating assigned by such Rating Agency to the Bonds.

      (C) Nothing in Section 6.14(B) hereof shall restrict the merger of the Subsidiary with and into LILCO on the date of issuance of the initial Series of Bonds with the effect that LILCO shall become the successor Subsidiary hereunder and under the Note.

      Section 6.15. Disposition of Property. The Subsidiary may, with the approval of the Authority, dispose of properties if such disposal, in the judgment of the Subsidiary, (i) is desirable in the conduct of its business, (ii) is not disadvantageous in any material respect to the Holders of Authority Obligations and (iii) does not materially impair the ability of Authority and the Subsidiary to comply with
Section 6. 1 of this Agreement and Section 701 of the General Bond Resolution.

      Section 6.16. Competitive Facilities. The Subsidiary shall not hereafter construct, acquire, or operate, any plants, structures, facilities or properties which will provide electric service in the Service Area (as defined in the Act as in effect on the date hereof) unless the same are a part of the System.

      Section 6.17. Payment of Lawful Charges. (A) The Subsidiary shall pay or cause to be paid, to the extent not paid by the Authority, all taxes and assessments or other municipal or governmental charges, if any, and all PILOTs to the extent not paid by the Authority, lawfully levied or assessed upon or in respect of the System, or upon any part thereof or upon the Revenues, when the same shall become due, and shall duly observe and comply in all material respects with all valid requirements of any municipal or governmental authority relative to any part of the System, and shall not create or suffer to be created any lien or charge upon the System or any part thereof or upon the Revenues therefrom, except the pledge and lien created hereby and by the Resolution for the payment of the principal and redemption price of and interest on, and other payments under, Authority Obligations. The Subsidiary shall pay or cause to be discharged, or will make adequate provision to satisfy and discharge, within sixty (60) days after the same shall accrue, all lawful claims and demands for labor, materials, supplies or other objects which, if unpaid, might by law become a lien upon the System or any part thereof or the Revenues therefrom; provided, however, that nothing contained in this Section shall require the Subsidiary to pay or cause to be discharged, or make provision for, any such tax, assessment, lien or charge, or any PILOTs so long as the validity thereof shall be contested in good faith and by appropriate legal proceedings. The Subsidiary may elect to pay any such tax, assessment or other municipal or governmental charges in such installments and over such period of time as may be allowed by the appropriate governmental agencies.

      (B) Nothing in subsection (A) of this Section 6.17 shall be construed to prevent the Subsidiary or the Authority from entering into agreements to make PILOTs.

      Section 6.18. Further Assurances. The Subsidiary from time to time shall make, do, execute, adopt, acknowledge and deliver and take all and every such further acts, deeds, conveyances, assignments, resolutions, transfers and assurances as may be necessary or desirable for the better assuring, conveying, granting, assigning, confirming and effecting the rights assigned and the Revenues pledged or perfecting the lien of this Financing Agreement and the Resolution.

      Section 6.19. No Additional G&R Bonds. The Subsidiary covenants that it will not further amend or supplement the G&R Indenture or the Debenture Indentures, or take any other action, to allow the issuance of any additional G&R Bonds or any additional Subsidiary Debentures other than bonds issued in lieu of or substitution therefor in accordance with the G&R Indenture and the Debenture Indentures. The Subsidiary agrees to take such further actions as may be required to close the G&R Indenture and the Debenture Indentures against the authentication and delivery on initial issuance of additional G&R Bonds and Subsidiary Debentures, respectively.

      Section 6.20. Tax Rulings. The Subsidiary shall not do or omit to do any act that would result in (i) the revocation of the rulings that were issued by the Internal Revenue Service to the Authority, dated March 4, 1998, and (ii) a resultant material federal income tax liability.

                                  ARTICLE VII

                             AGREEMENT OF THE STATE

      Section 7.1. Agreement of the State. In accordance with Section 1020-o of the Act, the Authority, as agent for the State, does hereby pledge to and agree with the holders of any obligations issued under the Act and the parties to any contracts with the Authority thereunder that the State will not limit or alter the rights thereby vested in the Authority until such obligations together with the interest thereon are fully met and discharged and/or such contracts are fully performed on the part of the Authority, provided that nothing herein contained shall preclude such limitation or alteration if and when adequate provision shall be made by law for the protection of the holders of such obligations of the Authority, or those entering into such contracts with the Authority.

                                  ARTICLE VIII

                         EVENTS OF DEFAULT AND REMEDIES

      Section 8.1. Events of Default. An "event of default" shall mean, whenever used in this Financing Agreement, the occurrence and continuation of any one or more of the following events:

            (a) failure by the Subsidiary to make any payment when due under the Note or required to be made to the Authority pursuant to Section 2.2 of this Financing Agreement;

            (b) failure by the Subsidiary to remit or cause to be remitted the Revenues, or any portion thereof, promptly upon receipt by the Subsidiary, for deposit in the Revenue Fund;

            (c) failure of the Subsidiary to observe any covenant, term or condition of this Agreement, other than as referred to in clause (a) or
      (b) of this Section; provided, however, that such failure shall have continued for a period of sixty (60) days after written notice, specifying such failure and requesting that it be remedied, is given to the Subsidiary by the Authority, unless the Authority shall agree in writing to an extension of such time prior to its expiration, and provided further, that if the failure stated in the notice cannot be remedied within the applicable period, the Authority shall not unreasonably withhold its consent to an extension of such time if corrective action has been instituted by the Subsidiary, as the case may be, within such period and is being diligently pursued;

            (d) if the Subsidiary (1) files a petition seeking a composition of its indebtedness under the Federal bankruptcy laws, or under any other applicable law or statute of the United States of America or of the State; (2) consents to the appointment or taking possession by a receiver, liquidator, assignee, custodian, trustee, sequestrator or other similar official of the Subsidiary or any substantial portion of its property; (3) makes any assignment for the benefit of creditors; (4) admits in writing its inability to pay its debts generally as they become due; or (5) takes action in furtherance of any of the foregoing;

            (e) if (1) a decree or order for relief is entered by a court having jurisdiction of the Subsidiary adjudging the Subsidiary a bankrupt or insolvent or approving as properly filed a petition seeking reorganization, arrangement, adjustment or composition in respect of the Subsidiary in an involuntary case under the Federal bankruptcy laws, or under any other applicable law or statute of the United States of America or of the State; (2) a receiver, liquidator, assignee, custodian, trustee, sequestrator or other similar official of the Subsidiary or of any substantial portion of its property is appointed; or (3) the winding up or liquidation of its affairs is ordered and the continuance of any such decree or order unstayed and in effect for a period of sixty (60) consecutive days; or

            (f) the respective provisions of the Act pursuant to which the Resolution has been adopted or Authority Obligations have been issued or entered into, including, without limitation, those provisions pursuant to which the lien upon the Revenues has been created pursuant to this Financing Agreement and the Resolution and those provisions authorizing the establishment of the Subsidiary, shall be materially and adversely limited, altered or impaired by any legislative action or any formal judgment or the terms, conditions and security provided under this Financing Agreement, the Authority Obligations and the Resolution shall be materially and adversely limited, altered or impaired by any legislative action or any final judgment.

      Section 8.2. Remedies. Whenever any event of default shall have occurred and be continuing, and written notice of the event of default, if required, shall have been given to the Subsidiary by the Authority or by the Trustee and the event of default shall not have been cured within the period provided therefor, the Authority and the Trustee may take whatever action at law or in equity may appear necessary or desirable to collect the payments then due and as they thereafter become due, and the Authority and the Trustee, so long as any Bonds are outstanding, may take whatever action at law or in equity may appear necessary or desirable to enforce performance and observance of any obligation, agreement or covenant of the Subsidiary under this Financing Agreement.

      Section 8.3. Remedies Not Exclusive. (a) Subject to the provisions of Sections 8.1 and 8.2 hereof, the remedies conferred upon or reserved to the Authority in respect of any event of default are not intended to be exclusive of any other available remedy or remedies, but each and every such remedy shall be cumulative and shall be in addition to every other remedy given under this Agreement or now or hereafter existing at law or in equity or by statute.

      (b) No delay or omission to exercise any right or power accruing upon any default shall impair any such right or power or shall be construed to be a waiver thereof, but any such right and power may be exercised from time to time and as often as may be deemed expedient. In order to entitle the Authority to exercise any remedy reserved to it in this Article, it shall not be necessary to give any notice, other than such notice as may be expressly required herein.

                                   ARTICLE IX

                                   TERMINATION

      Section 9.1. Termination. This Financing Agreement shall terminate, and the covenants and other obligations contained herein shall be discharged and satisfied, when (i) payment of all Authority Obligations has been made or provided for in accordance with the Resolution (or such other resolution, trust indenture or similar document securing such indebtedness) and (ii) either all payments required hereunder have been made in full, or provision for such payments satisfactory to the Authority and the Trustee has been made or the Authority pays or assumes all liabilities, obligations, duties, rights and powers of the Subsidiary hereunder.

                                   ARTICLE X

                           AMENDMENTS TO THE AGREEMENT

      Section 10.1. Amendments to Agreement; Consents. (a) No amendment, waiver, consent or extension of the time for performance of or under this Financing Agreement shall be effective unless it is in writing, signed by each of the parties hereto and, to the extent required by the Resolution, consented to in writing by the Trustee.

      (b) Except as hereinafter expressly provided, the parties hereto may enter into any amendment, change or modification of this Financing Agreement; provided, however, the parties hereto shall not enter into or consent to, any amendment, change or modification of the provisions of this Agreement, without first obtaining the consent of the holders of or parties to Authority Obligations in accordance with and to the extent provided by the provisions thereof and of the Resolution, if such amendment, modification or change would materially adversely affect the rights of such holders or parties by modifying or revoking the provisions of this Financing Agreement with respect to: (i) the obligations of the Subsidiary under Article II, III, IV and VI hereof; (ii) the grant of Revenues to the Authority; (iii) the pledge and assignment of the System Agreements; (iv) the deposit or application of the Revenues in the Revenue Fund; (v) the consent to assignment by the Authority; (vi) the agreement of the State; (vii) events of default and remedies; (viii) termination; (ix) amendments to this Agreement; (x) the controlling effect of the Resolution and the Authority Obligations; (xi) severability of invalid provisions; (xii) governing law; or (xiii) the effective date of this Financing Agreement.

      Section 10.2. Consent of Trustee. In consenting to any amendment referred to in Section 10. 1 the Trustee shall be fully protected in relying on an opinion of Bond Counsel, reasonably satisfactory to the Trustee, that such amendment is authorized or permitted by the terms of this Financing Agreement.

                                   ARTICLE XI

                             INDEMNITY OF AUTHORITY

      Section 11.1. Indemnity by Subsidiary. To the extent permitted by law, the Subsidiary hereby releases and agrees to hold harmless and indemnify the Authority and its trustees, officers, officials, agents and employees from and against all, and agrees that the Authority and its trustees, officers, officials, agents and employees shall not be liable for any, (i) liabilities, suits, actions, claims, demands, damages, losses, expenses and costs of every kind and nature resulting from any action taken in accordance with, or permitted hereby, or the Resolution, or arising from or incurred by the Authority by reason of its incurrence of Authority Obligations pursuant hereto and the Resolution, or (ii) loss or damage to property or any injury to or death of any or all persons that may be occasioned by any cause whatsoever pertaining to the System arising by reason of or in connection with the presence on, in or about the premises of the System of any person; including in each case, without limiting the generality of the foregoing, causes of action and attorneys' fees and other expenses incurred in defending any suits or actions which may arise as a result of any of the foregoing and including any loss, damage or liability which may arise as a result of the negligence (but excluding any loss, damages or liability which may arise as a result of the gross negligence, willful misconduct, or intentional misrepresentation) of any party so indemnified by the Subsidiary, and to deliver at the request of an Authorized Representative of the Authority any further instrument or instruments in form satisfactory to such Authorized Representative as to such provisions of this Section; provided, however, that the indemnity provided in this sentence shall be effective only to the extent of any loss or liability that may be sustained by the Authority or another party so indemnified by the Subsidiary in excess of net proceeds received from any insurance carried with respect to such loss or liability; and provided further that the Authority and the Subsidiary shall each provide waiver of rights of subrogation against the other in any insurance coverage obtained relating to the System.

                                  ARTICLE XII

                                  MISCELLANEOUS

      Section 12.1. Conflicts. The provisions of this Financing Agreement are in no way intended to, nor shall such provisions, change or in any manner alter the terms of the Resolution, or the security, rights or remedies of the Trustee or the holders or owners of Authority Obligations. In the event any provision of this Financing Agreement conflicts at any time, or in any manner, with the provisions of the Resolution or any Authority Obligations, the provisions of the Resolution or Authority Obligation shall be controlling and conflicting provisions of this Financing Agreement shall be disregarded.

      Section 12.2. Assignment. The Authority has, pursuant to the Resolution, pledged and assigned to the Trustee certain of its rights and interests in and to this Financing Agreement including, without limitation, its rights and interests in and to all amounts payable to the Authority hereunder as security for the payment of the principal of, premium, if any, and interest on the Bonds and other Authority Obligations. The Subsidiary hereby consents to such pledge and assignment and to the enforcement of such rights and interests by the Trustee.

      Section 12.3. No Waiver. No failure to exercise, and no delay in exercising by the parties hereto, any right, power or privilege hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any right, power or privilege hereunder preclude any other or further exercise thereof, or the exercise of any right, power or privilege. The rights and remedies herein provided are cumulative and not exclusive of any rights or remedies provided by law.

      Section 12.4. Notices. All notices, requests and other communications under this Agreement shall be deemed to have been duly given if in writing and delivered personally or by certified mail (a) to the Subsidiary at 333 Earle Ovington Boulevard, Suite 403, Uniondale, New York 11553, attention: Chairman (with a copy to the attention of General Counsel at the same address); and (b) to the Authority at 333 Earle Ovington Boulevard, Suite 403, Uniondale, New York 11553, attention: Chairman (with a copy to the attention of General Counsel at the same address), or such other address as, the Subsidiary and the Authority, as the case may be, shall hereafter designate by notice in writing.

      Section 12.5. Separability. In the event that any one or more of the provisions contained in this Agreement is or are invalid, irregular or unenforceable in any respect, the validity, regularity and enforceability of the remaining provisions contained in this Agreement shall be in no way affected, prejudiced or disturbed thereby.

      Section 12.6. Headings. The descriptive headings of the several articles of this Agreement are inserted in this Financing Agreement for convenience only and shall not be deemed to affect the meaning or construction of any of the provisions hereof.

      Section 12.7. Governing Law. This Financing Agreement shall be governed by, and construed in accordance with, the internal laws of the State of New York, without regard to conflicts of laws principles.

      Section 12.8. Payments on Saturdays, Sundays and Holidays. In any case where the date of any payment required to be made under this Financing Agreement shall be a Saturday or a Sunday or shall be, at the place designated for such payment, a legal holiday or a day on which banking institutions are authorized by law to close, then such payment shall not be made on such date but shall be made on the next preceding business day not a Saturday, Sunday or a legal holiday or a day upon which banking institutions are authorized by law to close.

      Section 12.9. Obligation for Payment Absolute. Anything herein to the contrary notwithstanding, the Subsidiary agrees that its obligation to make payments hereunder and under the Note shall be absolute, irrevocable and unconditional and shall not be subject to any defense (other than payment) or any right of set-off, counterclaim or recoupment for any reason, including, without limitation, any failure by the Authority to perform any of its obligations hereunder.

      Section 12.10. Counterparts. This Financing Agreement may be executed in several counterparts, each of which shall be an original and all of which shall constitute but one and the same instrument.

      Section 12.11. Date of Agreement. The date of this Financing Agreement shall be for identification purposes only. This Financing Agreement shall become effective upon the delivery of the initial issue of bonds, notes or other obligations of the Authority to the original purchasers thereof.

      IN WITNESS WHEREOF, the Authority has caused this Financing Agreement to be executed in its name by its Chairman and the Subsidiary has caused this Financing Agreement to be executed in its name by its Chairman, all as of the date first above written.

                                         LONG ISLAND POWER AUTHORITY

                                         By:  /s/ Richard M. Kessel
                                              -----------------------------
                                               Chairman

                                         LIPA ACQUISITION CORP.

                                         By:  /s/ Richard M. Kessel
                                              -----------------------------
                                               Chairman

                                    Exhibit A

                Schedule of Outstanding Subsidiary Unsecured Debt

                                   Debentures

                         Amount                                       Redemption
Maturity                 ($000)        Rate           Callable On      Price(l)
--------                 ------        ----           -----------      --------
 1/15/00             $   36,000       7.300%               NC             NA
 7/15/01                145,000       6.250                NC             NA
 3/15/03                150,000       7.050                NC             NA
 3/01/04                 59,000       7.000                NC             NA
 6/01/05                200,000       7.125                NC             NA
 3/01/07                142,000       7.500           3/01/98         103.54%
 7/15/19                420,000       8.900           7/15/98         105.94
 11/01/22               451,000       9.000           11/l/02         104.19
                     ----------
                     $1,603,000
                     ==========

7/15/99(2)           $  397,000       7.300%               NC             NA
3/15/23(2)              270,000       8.200         3/15/2003            104%
                     ----------
                     $  667,000
                     ----------
                     $2,270,000
                     ==========

----------
NC = Non-callable
NA = Not applicable
(1)  Declining upon later redemption date.
(2)  Subject to BL Holding Corp. exchange offer.

                           NYSERDA Financing Notes(1)

                     Amount
                  Outstanding                                        Redemption
    Maturity        ($000)            Rate         Callable On         Price
    --------        ------          --------       -----------          -----
    12/01/06       $  2,000          7.500%        At any time           100%
    12/01/06         27,375          7.500         At any time           100
    12/01/09         19,100          7.800         At any time           100
    10/01/12         17,200          8.250         At any time           100
    3/01/16         150,000          Variable             AIPD           100
    9/01/19          50,000          7.150             6/15/02           102
    9/01/19          50,000          7.150             6/15/02           102
    6/01/20         100,000          7.150             6/15/02           102
    12/01/20        100,000          7.150             6/15/02           102
    2/01/22          50,000          7.150             6/15/02           102
    2/01/22          50,000          7.150             6/15/02           102
    8/01/22          50,000          6.900             1/21/03           102
    8/01/22          50,000          6.900             1/21/03           102
    11/01/23         50,000          Variable             AIPD           100
    11/01/23         50,000          Variable             AIPD           100
    10/01/24         50,000          Variable             AIPD           100
    8/01/25          50,000          Variable             AIPD           100
                   --------
                   $915,675
                   ========
-------------
NYSERDA = New York State Energy Research and Development Authority
AIPD = Any Interest Payment Date
(1) NYSERDA Financing Notes, Series 1997A, due 12/01/27 in the principal amount of $24,880,000 and bearing variable interest rates are to be transferred to BL Holding Corp. or one of its subsidiaries.

                                    Exhibit B

                          Form of Disbursement Request

                               STATEMENT NO._____

           REQUESTING DISBURSEMENT OF FUNDS FROM THE CONSTRUCTION FUND

      Pursuant to Section 3.2 of the Financing Agreement dated as of May 1, 1998 by and between Long Island Power Authority and LIPA Acquisition Corp. (the "Financing Agreement"), the undersigned Authorized Representative (a defined in the Resolution) of the Subsidiary hereby requests the Authority to pay or cause to be paid to the Subsidiary or to the person(s) listed on the Schedule attached hereto out of the moneys on deposit in the Construction Fund (as defined in the Resolution) the aggregate sum of $_________ to pay such person(s) or to reimburse the Subsidiary, as indicated on such Schedule, for Costs of System Improvements.

      In connection with the foregoing, the undersigned hereby certifies that:

            (a) Each item for which disbursement is requested hereunder is properly payable out of the Construction Fund in accordance with the terms and conditions of the Financing Agreement and the Resolution and none of such items has formed the basis for any disbursement heretofore made from the Construction Fund; and

            (b) This Disbursement Request and all attachments hereto, including the Schedule attached hereto, shall constitute full warrant, protection and authority to the Authority for its actions taken pursuant hereto.

      Capitalized terms used herein and not otherwise defined shall have the respective meanings accorded such terms in the Financing Agreement.

This _____ day of ________________, _____.


                                                     ___________________________
                                                     Authorized Representative

                  DISBURSEMENT SCHEDULE TO STATEMENT NO.____
REQUESTING DISBURSEMENT OF FUNDS FROM CONSTRUCTION FUND

    Name and Address
        of Payee                  Amount               Description of Cost
        --------                  ------               -------------------

                                    Exhibit C

                             Form of Subsidiary Note

                             LIPA ACQUISITION CORP.
                            FINANCING AGREEMENT NOTE

      FOR VALUE RECEIVED, the undersigned LIPA Acquisition Corp., a New York business corporation (the "Subsidiary"), hereby promises to pay to the order of the Long Island Power Authority, a corporate municipal instrumentality of the State of New York (the "Authority"), on or before one business day prior to each due date for the payment of the principal of and redemption price, if any, or interest on, or other payments required under, Authority Obligations (as defined in the Financing Agreement hereinafter referred to), until the same shall have been paid in full or provision for the payment thereof in full shall have been made in accordance with the Resolution (as defined in the Financing Agreement) or the provisions thereof, payments in an amount which, when added to any moneys then on deposit under the Resolution and available therefor, including any dividends theretofore paid to the Authority and held thereunder, shall be equal to the amount payable on such due date with respect to the Authority Obligations as provided in the Resolution, including amounts due for the payment of the principal of and sinking fund installments and premium, if any, and interest on the Bonds. In addition, the Subsidiary shall pay or cause to be paid to the Authority, as and when the same shall become due, all other amounts due and payable by the Authority under the Resolution and all other documents entered into by the Authority in connection with the Authority Obligations, together with interest thereon at the then applicable rate, and any other amounts payable by the Authority from Revenues in accordance with the Resolution.

      In order to assure a source of payment of and security for this Note, in accordance with, and as more particularly set forth in, the Financing Agreement, the Subsidiary has given, granted, conveyed and transferred to the Authority all of its right, title and interest in and to the Revenues and certain other assets and interests. The Subsidiary hereby agrees that the Authority may apply such Revenues and any amounts received by the Authority in respect of such other assets and interests to the payment hereof in accordance with the Resolution.

      This Note is issued pursuant to Section 2.2 of the Financing Agreement by and between the Authority and the Subsidiary, dated as of May 1, 1998, as amended and supplemented (the "Financing Agreement").

      The principal amount from time to time due and owing hereunder, the scheduled amortization thereof and related interest rates (or the method of determining the same) shall be evidenced by the periodic delivery to the Subsidiary of a certificate of an Authorized Representative of the Authority setting forth the same. Payments shall be made at such time or times, such office or offices and in such manner as shall be specified by the Authority.

      During the occurrence and continuance of any Event of Default as defined in the Financing Agreement, the Authority (or any permitted assignee under the Financing Agreement) may exercise any of the remedies provided in the Financing Agreement.

      THIS NOTE SHALL NOT BE A DEBT OF THE STATE OF NEW YORK OR ANY MUNICIPALITY, AND NEITHER THE STATE OF NEW YORK NOR ANY MUNICIPALITY SHALL BE LIABLE THEREON. NEITHER THE CREDIT, THE REVENUES NOR THE TAXING POWERS OF THE STATE OF NEW YORK OR ANY MUNICIPALITY SHALL BE, OR SHALL BE DEEMED TO BE, PLEDGED TO THE PAYMENT OF THIS NOTE.

      No recourse shall be had for the payment of this Note, or for any claim based on this Note or on the Financing Agreement, against any director or officer of the Subsidiary.

      This Note shall be governed by, and construed in accordance with, the laws of the State of New York.

      IN WITNESS WHEREOF, the Subsidiary has caused this Note to be duly executed and its corporate seal to be affixed hereto.

DATED as of:  May 28, 1998

                                             LIPA ACQUISITION CORP.

                                             By_________________________
                                                        Chairman

(SEAL)

Attest:

______________________________
          Secretary


                                      C-2